Offerings - Offering: 1	Sep. 15, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.700% InterNotes Due September 15, 2027
Amount Registered	965,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 965,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 147.74
Offering Note	None